UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 4, 2017

Date of Report (Date of earliest event reported)

Immune Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

37 North Orange Ave, Suite 607, Orlando, FL	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 888-613-8802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Settlement Agreement

On or around April 4, 2017, Immune Therapeutics, Inc. (the “Company”) entered into a settlement agreement (the “Settlement Agreement”) with Mr. Marshall Faulk (“Faulk”). Pursuant to the Settlement Agreement, Faulk agreed to assign a promissory note issued by the Company to Faulk on December 10, 2015 in the principal amount of $100,000.00 (the “Prior Note”), under which the Company was in default, to Mr. Robert J. Dailey (“Dailey”) pursuant to a Debt Purchase and Exchange Agreement (the “Exchange Agreement”) between the parties. In addition, Faulk agreed to waive all claims against the Company relating to the Prior Note. In consideration for the foregoing, the Company agreed to issue Faulk 2,000,000 restricted common shares.

Debt Purchase and Exchange Agreement

On or around April 5, 2017, the Company entered into the Exchange Agreement with Faulk and Dailey. Pursuant to the exchange Agreement, Dailey agreed to purchase the Prior Note from Faulk for $150,000.00 and Faulk agreed to assign to Dailey all of his rights under the Prior Note. Further, the Company agreed to issue Dailey a new promissory note in the principal amount of $150,000 (“Exchange Note”). Dailey shall accrue interest at a rate of 2% per annum under the Exchange Note, which shall mature one year from its issuance. Notwithstanding, the maturity of the Exchange Note shall be accelerated upon the occurrence of any of the following: (i) the Company shall raise investment funds in excess of $1,500,000.00, (ii) the Company shall up-list to NASDAQ, or (iii) the Company shall receive gross revenues in excess of $1,500,000.00, at which point it will pay Dailey 5% of such gross revenues on a monthly basis. Unlike the Prior Note, the Exchange Note is not convertible into shares of the Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Please see Item 1.01 Debt Purchase and Exchange Agreement, incorporated herein by reference, for discussion relating to the Note, which was issued by the Company on or around April 5, 2017.

Item 3.02 Unregistered Sales of Equity Securities

Please see Item 1.01 Settlement Agreement, incorporated herein by reference, for discussion relating to the issuance of 2,000,000 restricted shares to Marshall Faulk. These shares were issued pursuant to the exemption from registration found in Section 4(a)(2) of the Securities Act of 1933.

Item 8.01. Other Events.

On April 12, 2017, the Company issued a press release in the form attached hereto as Exhibit 99.1 regarding the foregoing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE THERAPEUTICS, INC.

Date: April 13, 2017	By:	/s/ Noreen Griffin
Noreen Griffin, CEO